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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 12, 2003

SEMCO ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

MICHIGAN (State or Other Jurisdiction of Incorporation)	001-15565 (Commission File Number)	38-2144267 (IRS Employer Identification No.)

28470 13 MILE ROAD, STE. 300 FARMINGTON HILLS, MICHIGAN (Address of Principal Executive Offices)		48334 (Zip Code)

Registrant's telephone number, including area code: (248) 702-6000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits

Exhibit	Description
99.1	Press Release issued November 12, 2003.

Item 12. Disclosure of Results of Operations and Financial Condition.

        On November 12, 2003, the Company issued a press release announcing its financial results for the third quarter ended September 30, 2003 and its intention to sell its construction services business. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

        The information in this Current Report is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall the information in this Current Report be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMCO Energy, Inc. (Registrant)
Dated: November 12, 2003	By:
/s/ JOHN E. SCHNEIDER Name: John E. Schneider Title: Senior Vice President, Treasurer and C.F.O.

EXHIBIT INDEX
Form 8-K
November 12, 2003

Filed
Exhibit No.	Description	Herewith	By Reference
99.1	Press Release issued November 12, 2003	X

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 12. Disclosure of Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX